Statement of Additional Information Supplement                    209753  12/03

dated December 15, 2003 to:
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Putnam Diversified Income Trust
Statement of Additional Information dated January 30, 2003

Putnam Global Income Trust
Statement of Additional Information dated February 28, 2003

Putnam High Yield Advantage Fund
Statement of Additional Information dated March 30, 2003

Putnam Income Fund
Statement of Additional Information dated February 28, 2003

Putnam U.S. Government Income Trust
Statement of Additional Information dated January 21, 2003

Effective January 1, 2004, the following changes are made.

The following three paragraphs are added to the end of the section "Investment Restrictions" in Part I of each fund's Statement of Additional
Information:

Also in connection with the fund's offering of its shares in Japan, the fund has adopted the following nonfundamental investment restriction:

The fund will not invest in equity securities or warrants except that the fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities. See "Miscellaneous Investments, Investment Practices and Risks--Mortgage Related and Asset Backed Securities" and "--Hybrid Instruments" in Part II of this SAI.

PUTNAM INVESTMENTS

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